SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K
                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)
                        September 25, 1997
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                       HARRIS FINANCIAL INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)



   Pennsylvania            0-22399                23-2889833
  --------------        ---------------         --------------
 (State or other       (Commission File        (IRS Employer
  jurisdiction              Number)            Identification
of incorporation)                                  Number)


         235 North Second Street
         Harrisburg, Pennsylvania                     17101
 --------------------------------------            ----------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number including area code: (717) 236-4041

                               N/A
  ------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          On September 24, 1997, William J. McLaughlin, President and Chief Executive Officer of the Registrant, tendered his resignation, effective November 1, 1997. The Board of Directors has accepted Mr. McLaughlin's resignation and appointed James Durrell, currently Executive Vice President and Chief Financial Officer, as President and Chief Executive Officer upon Mr. McLaughlin's resignation.

          Mr. McLaughlin and the Registrant have entered into an Agreement, dated September 24, 1997, pursuant to which Mr. McLaughlin will remain as an advisor to the Registrant. Accruals by the Registrant to fund the Agreement will be between $740,000 and $800,000, which will be reflected in the Registrant's financial statements for the fourth quarter of 1997. Registrant's Press Release,dated September 25, 1997, is attached at
          Item 7, Exhibit 99 to this Current Report on Form 8-K.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          Exhibits:

          Exhibit 99 - Press Release

Item 8.   Change in Fiscal Year.

          Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HARRIS FINANCIAL, INC.
                                    (Registrant)


                                     /s/ James L. Durrell
                                     ----------------------
                                     James L. Durrell
                                     Chief Operating Officer
                                     Acting Chief Executive
                                     Officer


Dated:

                       EXHIBIT INDEX

                                                       Page
                                                    Number in
                                                     Manually
                                                      Signed
Exhibit No.                                          Original
-----------                                         ----------

    99           Press Release                         5